ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts and other receivables - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Beginning balance	$ 299	$ 137
Add: increase in allowance	41	221
Deduct: bad debt write offs	(37)	(33)
Foreign currency translation and other	42	(26)
Ending balance	$ 345	$ 299